????????????????? FINANCIAL PERFORMANCE UPDATE FINANCE, RATES, AND PORTFOLIO COMMITTEE 21

22 Fiscal Year 2014 (Preliminary Unaudited) Net Income: $468M higher than plan and $198M higher than last year Base Revenues ($314M above plan) ?? Colder weather resulting in 10% more heating degree days ?? Fuel expense $326M higher than plan due to increased sales Operating & Maintenance Expenses ($97M below plan) ?? Routine and projects spending favorable $24M ?? Outage spending favorable $29M Interest Expense ($100M below plan) ?? Reduced debt FINANCE, RATES, AND PORTFOLIO COMMITTEE | FINANCIAL PERFORMANCE UPDATE

23 Base Revenues (Preliminary Unaudited) FINANCE, RATES, AND PORTFOLIO COMMITTEE Fiscal Year Non-Fuel Revenue was $314M above budget 0 200 400 600 800 Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep FY14 Budget $ million $7,094 $6,988 $7,302 FYTD 13 Actual FYTD 14 Budget FYTD 14 Actual

24 Fuel Rates (Preliminary Unaudited) FINANCE, RATES, AND PORTFOLIO COMMITTEE Q2 under recoveries from colder winter weather have been fully recovered 0 5 10 15 20 25 30 35 Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep FY14 Budget $/MWh $23.75 $22.75 $24.22 FYTD 13 Actual FYTD 14 Budget FYTD 14 Actual Average Fuel Rate

25 Cold Winter Reflected in Spring Fuel Rates FINANCE, RATES, AND PORTFOLIO COMMITTEE Base Revenues 0 200 400 600 800 O c t N o v D e c J a n F e b Mar A p r M a y J u n J u l A u g S e p $ million 0 5 10 15 20 25 30 35 O c t N o v D e c J a n F e b M a r A p r M a y J u n J u l A u g S e p $/MWh Fuel Rate (Preliminary Unaudited)

26 FYTD 14 FYTD 13 $ million Actual Budget Variance Actual ‘14 vs ‘13 Total Operating Revenue $11,137 $10,468 $669 $10,956 $181 Fuel and Purchased Power 3,824 3,498 (326) 3,847 23 O&M 3,341 3,438 97 3,428 87 Taxes, Depreciation, Other 2,334 2,262 (72) 2,184 (150) Interest 1,169 1,269 100 1,226 57 Net Income $469 $1 $468 $271 $198 FY14 Income Statement (Preliminary Unaudited) FINANCE, RATES, AND PORTFOLIO COMMITTEE FYTD Income is favorable to budget by $468M & prior year by $198M

27 The Net Change in Cash is unfavorable to budget by $1,002M & prior year by $1,836M 3,6193,619 3,619 3,619 FY14 Cash Flow Statement (Preliminary Unaudited) FINANCE, RATES, AND PORTFOLIO COMMITTEE FYTD 2014 FYTD 2013 $ million Actual Budget Variance Actual ’14 v ‘13 Cash Flow from Operating Activities $ 2,980 $2,230 $ 750 $ 2,597 $ 383 Cash Flow used in Investing Activities (2,756) (3,281) 525 (2,385) (371) Cash Flow used in Financing Activities (1,326) 951 (2,277) 522 (1,848) Net Change in Cash & Cash Equivalents $ (1,102) $(100) $ (1,002) $ 734 $ (1,836) Debt and Financing Obligations $ 26,072 $28,372 $ (2,300) $27,473 $ (1,401) Statutory Debt $ 23,621 $25,907 $ (2,286) $24,821 $ (1,200)

28 O&M Expense (Preliminary Unaudited) FINANCE, RATES, AND PORTFOLIO COMMITTEE Routine Outage Projects/SBU Other Other includes EEDR program costs and Corporate Insurance $ billion 3.2 3.6 3.5 3.4 3.7 3.3 3.4 3.0 2.9 3.0 $0 $1 $2 $3 $4 FY10 FY11 FY12 FY13A FY13B FY14A FY14B FY15P FY16P FY17P $500M Reduction

29 Managing Cash and Debt (Preliminary Unaudited) FINANCE, RATES, AND PORTFOLIO COMMITTEE Increasing assets by nearly $18 billion while increasing debt by less than $2 billion $ billion < $2 billion $18 billion FY10 FY11 FY12 FY13 FY14 FY15P FY16P FY17P $- $5 $10 $15 $20 Total Debt & Other Financing Obligations Change Gross Plant, Property, & Equipment Change

30 Moving Forward (Preliminary Unaudited) FY14 Results show progress toward our long-term plan: ?? Exceeded our $300 million target on O&M savings – on track to achieve $500 million (17%) reduction for FY15 ?? Provided $2.5 billion for new capital investment – increasing to a record $3.5 billion in FY15 ?? Reduced cash to $500 million – toward an ending target of $300 million ?? Lowered debt by $1.2 billion – $2.3 billion lower than plan FINANCE, RATES, AND PORTFOLIO COMMITTEE | FINANCIAL PERFORMANCE UPDATE

32 Tax Equivalent Payments FINANCE, RATES, AND PORTFOLIO COMMITTEE | SECTION 13 TAX EQUIVALENT PAYMENTS The TVA Act requires TVA to make tax equivalent payments to states and counties in which TVA holds power property or sells power. For Board Consideration: Approval of the final tax equivalent payments to the states and counties for FY 2014. Approval of the estimated tax equivalent payments to the states and counties for FY 2015.

33 Background FINANCE, RATES, AND PORTFOLIO COMMITTEE | SECTION 13 TAX EQUIVALENT PAYMENTS Section 13 of the TVA Act requires five percent of TVA’s gross proceeds from power sales* to be redistributed as tax equivalent payments The payments to states are determined by the following criteria: ?? 50 percent from the state’s book value of TVA power properties compared to TVA’s total book value of power property ?? 50 percent from the state’s power sales compared to total TVA power sales *excluding federal sales, off-system sales, and power used by TVA

34 Historical Calculated Tax Equivalent Payments FINANCE, RATES, AND PORTFOLIO COMMITTEE | SECTION 13 TAX EQUIVALENT PAYMENTS Final Final Final Final Final Estimated FY10 FY11 FY12 FY13 FY14 FY15 Gross Proceeds from Power Sales 11,006$ 10,593$ 11,580$ 10,948$ 10,661$ 10,840$ Required % to be Distributed 5% 5% 5% 5% 5% 5% Total Tax Equivalent Payments* 550$ 530$ 579$ 547$ 533$ $ 542* Historical Tax Equivalent Revenues and Payments Distributed ($ million) * Tax equivalent payments to states will be reduced by 2% for the October 2014 – August 2015 payments. Pending final audited financial information, the remaining amounts determined to be payable will be included in the September 2015 payment.

35 Tax Equivalent Payments by State FINANCE, RATES, AND PORTFOLIO COMMITTEE | SECTION 13 TAX EQUIVALENT PAYMENTS ($ million) Final Final Final Final Final Estimated State FY10 FY11 FY12 FY13 FY14 FY15 Alabama 125$ 116$ 123$ 111$ 106$ 103$ Georgia 9 9 9 8 9 9 Illinois 1 <1 1 1 <1 1 Kentucky 49 47 47 47 41 32 Mississippi 35 33 41 39 38 39 North Carolina 3 3 3 3 3 3 Tennessee 327 321 354 337 335 354 Virginia 1 1 1 1 1 1 Total 550$ 530$ 579$ 547$ 533$ $ 542* Historical Tax Equivalent Payment Data * Tax equivalent payments to states will be reduced by 2% for the October 2014 – August 2015 payments. Pending final audited financial information, the remaining amounts determined to be payable will be included in the September 2015 payment.